EXPLANATORY NOTE

The XBRL interactive data file included as an exhibit to this filing relates to the GMO Trust Multi-Class Prospectus dated June 30, 2013 (relating to forty-six of the fifty-four series of GMO Trust), filed with the Securities and Exchange Commission on July 2, 2012 (SEC Accession No. 0001193125-13-280015) pursuant to Rule 497(c) under the Securities Act of 1933, as amended.

EXHIBIT INDEX

GMO TRUST

Exhibit Ref.	Title of Exhibit

EX-101.INS	XBRL Instance Document

EX-101.SCH	XBRL Schema Document

EX-101.CAL	XBRL Calculation Linkbase Document

EX.101.LAB	XBRL Labels Linkbase Document

EX-101.PRE	XBRL Presentation Linkbase Document

EX.101.DEF	XBRL Definition Linkbase Document